EXHIBIT 32.2

CHIEF FINANCIAL OFFICER SARBANES-OXLEY SECTION 906

CERTIFICATION FOR QUARTERLY REPORT ON FORM 10-Q

In connection with the quarterly report on Form 10-Q of Castle Holding Corp. (the "Company") for the quarterly period ended June 30, 2015, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to my knowledge:

(1)	except for the inclusion of unreviewed financial statements, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 5, 2015	By:	/s/ Michael T. Studer
Michael T. Studer Chief Financial Officer